                           MOYCO TECHNOLOGIES, INC.
                              200 Commerce Drive
                           Montgomeryville, PA 18936

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 9, 1998


To the Shareholders of Moyco Technologies, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Moyco Technologies, Inc. (the "Corporation") will be held at the offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936 on Wednesday, December 9, 1998, at 1:00 p.m. Eastern Standard Time, for the following purposes:

       1. Election of four (4) directors for the ensuing year and until their successors are duly elected and take office.

       2. To ratify the appointment of Arthur Andersen LLP, as the independent public accountants for Moyco Technologies, Inc.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     In their discretion, the proxies are authorized to act upon such matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters.

     Only shareholders of record at the close of business on November 2, 1998, will be entitled to notice of, or to vote at, the Annual Meeting or any adjournment or adjournments thereof. Such shareholders may vote in person or by proxy. The Corporation's transfer books will not be closed.

     Whether or not you intend to be present at the meeting, please sign, date and promptly return the enclosed Proxy. If you attend the meeting and vote in person, the Proxy will not be used.



                                        By Order of the Board of Directors
                                        of Moyco Technologies, Inc.


                                        /s/ William Woodhead
                                        ----------------------------------------
                                        William Woodhead
                                        Secretary


Montgomeryville, Pennsylvania
November 12, 1998

                                PROXY STATEMENT
                                    FOR THE
                               ANNUAL MEETING OF
                           MOYCO TECHNOLOGIES, INC.
                                 TO BE HELD ON
                               DECEMBER 9, 1998


                                 INTRODUCTION


Matters to be Considered at the Annual Shareholders' Meeting

     This Proxy Statement is being furnished to shareholders of MOYCO TECHNOLOGIES, INC. (the "Corporation") in connection with the solicitation of proxies on behalf of the Corporation's Board of Directors for use at the Corporation's Annual Meeting of Shareholders to be held on Wednesday, December 9, 1998 at 1:00 P.M. or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon
(i) the election of four (4) directors to serve for a term of one (1) year until the Annual Meeting in 1999 or until their successors are elected, qualified and take office, and (ii) the ratification of the appointment of Arthur Andersen LLP, Certified Public Accountants, as the independent public accountants for the corporation for the fiscal year ending June 30, 1999, and
(iii) the transaction of such other business as may properly come before the meeting or any adjournment thereof. The proxy agents are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which the Proxy Statement and the Proxy are to be mailed to shareholders is November 12, 1998. The address of the executive office of the Corporation is 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.

     The Corporation's annual report to the shareholders for its fiscal year ended June 30, 1998, including audited financial statements, is being mailed to all shareholders herewith.

Date, Time and Place of Annual Meeting

     The Annual Meeting will be held on Wednesday, December 9, 1998 at 1:00 P.M. at the offices of the Corporation located at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.

Record Date and Voting

     The Board of Directors of the Corporation has fixed the close of business on November 2, 1998 as the date for determining holders of record of Corporation Common Stock, par value $.005 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.

Quorum for Annual Meeting of Shareholders

     The holders of a majority of the outstanding shares of Corporation Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of November 2, 1998, there were Four Million Five Hundred Forty-Six Thousand Two Hundred Fourteen (4,546,214) shares of the Corporation's Common Stock outstanding.

Proxy Revocation and Other Matters

     Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to William Woodhead, the Secretary of the Corporation, at the executive office of the Corporation, or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy. If no direction is indicated in a proxy, shares represented by the proxy will be voted in favor of the adoption of the proposals recommended by the Corporation's Board of Directors and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting.

     The Corporation does not know at this time of any other business which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

Cost of Solicitation of Proxies will be paid by the Corporation

     The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax, and telegram by the directors, officers and employees of the Corporation. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP -- CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of November 2, 1998, with respect to the only person to the Corporation's knowledge, who may be a beneficial owner of more than 5% of the Corporation's Common Stock.


                                      Amount          Percentage of
                                   and Nature of       Outstanding
    Name and                         Beneficial         Corporation
   Address of                      Ownership of       Common Stock
 Beneficial Owner                  Common Stock           Owned
-----------------               ------------------   --------------
Marvin E. Sternberg .........    2,667,781(1)(2)         58.68%
937 Mt. Pleasant Rd.
Bryn Mawr, PA 19010


------------
(1) Of these shares, 2,649,191 shares are held by Marvin E. Sternberg, both of record and beneficially and 18,590 shares are held by Susan Sternberg, his wife, both of record and beneficially.

(2) Neither Marvin E. Sternberg nor Susan Sternberg claim any beneficial interests in the shares herein described which are not listed herein as being held for his or her respective legal and beneficial interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), requires that the Corporation's directors and executive officers file reports of their holdings of the Corporation's Common Stock with the Securities and Exchange Commission (the "Commission") and with Nasdaq SmallCap Market Exchange on which the Corporation's Common Stock is traded. Based on the Corporation's records and other information available to it, the Corporation believes that all the Commission's Section 16(a) reporting requirements applicable to the Corporation's directors and executive officers for the Corporation's fiscal year ended June 30, 1998 were satisfied.

              THE CORPORATION'S BOARD OF DIRECTORS AND COMMITTEES

General Information

     The By-Laws, as amended of the Corporation, as amended provides that the Corporation's business shall be managed by a Board of Directors of not less than three and not more than nine directors. The Corporation's Board of Directors has fixed the number of directors of the Corporation at four.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     Marvin E. Sternberg, Dr. Marvin Cravetz and William Woodhead attended the only formal board meeting held during the course of the fiscal year. Dr. Paul did not attend this meeting. Thereafter, additional informal meetings were held at least once a month attended by Messrs. Sternberg and Woodhead.

     The Board of Directors of the Corporation has an Audit Committee consisting currently of Dr. Cravetz (Chairman) and Dr. Paul. The function of the Audit Committee is to make recommendations to the Board regarding the engagement of the Corporation's independent auditors to review arrangements for and scope of the independent audit and to review the scope of any non-audit services which might be performed for the Company by the independent auditor. During the fiscal year ended June 30, 1998, there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors of the Corporation has a Compensation Committee consisting currently of Messrs. Sternberg (Chairman) and Woodhead. The function of the Compensation Committee is to review compensation of officers and to review transactions in which officers, directors or employees may have a potential conflict of interest. During the fiscal year ended June 30, 1998, there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors of the Corporation has a Key Employee Stock Option Committee consisting currently of Messrs. Sternberg (Chairman) and Woodhead. The function of the Key Employee Stock Option Committee is to determine if any employees will be granted stock options. During the fiscal year ended June 30, 1998, there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors has no standing Nominating Committee.

Directors' Compensation

     The employee directors of the Corporation are not compensated for their services as directors. It is the Corporation's policy to grant each non-employee director an option to purchase One Thousand (1,000) shares of Corporation stock at the market value on the date of the annual meeting for each director's meeting they attend. Dr. Marvin Cravetz is entitled to receive an option to purchase 1,000 shares of the Corporation's Common Stock based upon his attendance at the 1997 Annual Meeting. Dr. Irving Paul did not attend the Annual Meeting. The exercise price of these options are equal to the fair market value of the Corporation's Common Stock on the date of the grant. In addition, the non-employee directors' travel expenses incurred to attend a meeting are reimbursable.

      BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION
         ABOUT SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE
           CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

     The following table sets forth certain biographical information and information regarding beneficial ownership of shares of Corporation's Common Stock as of November 2, 1998, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.


                                         Amount and Nature             Percentage of
                                      of Beneficial Ownership     Outstanding Corporation
Name                                   as of November 2, 1998       Common Stock Owned
----                                   ----------------------       ------------------
DIRECTORS(4)
Marvin E. Sternberg ..............           2,667,781(5)                  58.68%
William Woodhead .................              11,385                       .25%
Irvin Paul .......................                None                      None
Marvin Cravetz ...................              26,000                       .57%
All directors as a Group .........           2,705,166                     59.50%

------------
(4) Marvin E. Sternberg (age 64) is the Chairman of the Board, President and a Director of the Corporation. He has been an officer and Director of the Corporation since 1974.

    William Woodhead (age 61) joined the Corporation in January, 1985 as Controller. He was elected Secretary and a Director in December of 1985.

    Dr. Irvin Paul (age 69) is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a Director of the Corporation since 1974.

    Dr. Marvin Cravetz, D.D.S. (age 61) was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a Director of the Corporation since 1974.

(5) Includes 18,590 shares held by Susan Sternberg, wife of Mr. Sternberg.


                       CORPORATION'S EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of the Corporation as of November 2, 1998:


                               Age as of                                                     Corporation Stock
Name                       November 2, 1998            Corporation Office                    Beneficially Owned
----                       ----------------            ------------------                    ------------------
Marvin E. Sternberg*             64                   Chairman of the Board, President            2,667,781(6)
                                                      and Chief Executive Officer
Joseph S. Sternberg*+            35                   Vice President and General Counsel            182,347
Mark E. Sternberg*               31                   Administrative Vice President                 194,321
William Woodhead                 61                   Secretary/Treasurer                            11,385

----------
(6) Includes exercisable stock options and/or the interests of the executive officers held in the Corporation's Key Executive Stock Option Plan.

* Marvin Sternberg is Joseph Sternberg and Mark Sternberg's father.

+ Joseph Sternberg disclaims beneficial ownership of 200 shares of stock registered in the name of Ellen J. Sternberg, his spouse, who resides in his home


                            EXECUTIVE COMPENSATION


General Disclosure Considerations Concerning Executive Compensation

     The Corporation believes that its shareholders should be provided clear and concise information about the compensation of its executives and the reasons the Board of Directors made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

     The format and content of the information set forth below is intended to enable the Corporation's shareholders to understand the rationale and criteria for the Corporation's executive compensation program and the compensation paid to the named executives and its other executives and key employees.

     The Corporation welcomes shareholder comment on whether the objective to provide information to the Corporation's shareholders that is useful and clearly stated has been met. Please send any comments or suggestions for further improvements in disclosure to William Woodhead, Secretary at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.


Executive Compensation

     The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Marvin E. Sternberg, the Chairman and Chief Executive Officer of the Corporation, and (ii) the Corporation's three
(3) most highly compensated executive officers, other than Mr. Sternberg, who were serving as executive officers of the Corporation. Mr. Sternberg and such officers, are hereinafter sometimes referred to as the "Named Executive Officers".

                          SUMMARY COMPENSATION TABLE

     The disclosure regarding the compensation of the Named Executive Officers includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years:


                          Summary Compensation Table

                                                                                  Long-Term Compensation
                                                                          ---------------------------------------
                                          Annual Compensation                       Awards              Payouts
                               -----------------------------------------  --------------------------  -----------
                                                                                         Securities      Long-
                                                                 Other                     Under-         Term
                                                                 Annual    Restricted       lying      Incentive      Other
           Name and                                             Compen-       Stock       Options/        Plan       Compen-
      Principal Position        Year      Salary      Bonus      sation     Awards(s)       SARs        Payouts     sation(1)
-----------------------------  ------  -----------  ---------  ---------  ------------  ------------  -----------  ----------
Marvin E. Sternberg .........  1998     $265,000     $    --    $   --         $--           $--          $--        $3,750
 Chairman of the Board,        1997      270,000          --        --          --            --           --         3,450
 and CEO                       1996      270,000          --        --          --            --           --         3,450

Joseph S. Sternberg .........  1998     $103,175     $    --    $   --         $--           $--          $--        $2,804
 Vice President and            1997       99,210          --        --          --            --           --         2,193
 General Counsel

Mark E. Sternberg ...........  1998     $101,775     $    --    $   --         $--           $--          $--        $2,769
 Administrative Vice           1997       98,850          --        --          --            --           --         2,193
 President

William Woodhead ............  1998     $ 90,000     $    --    $   --         $--           $--          $--        $2,345
 Secretary/                    1997       87,830       5,000     4,800          --            --           --         2,184
 Treasurer                     1996       78,200      10,000     4,800          --            --           --         2,550

------------
(1) Includes contributions by the Corporation for each of the Corporation's officers named in the table to the Corporation's 401(k)/Profit Sharing Plan. Messrs. Sternberg, Sternberg, Sternberg, and Woodhead made contributions of $10,000, $5,390, $5,049 and $4,370, respectively, to the Corporation's 401(k)/Profit Sharing Plan.

STOCK OPTIONS


     The following table shows stock options exercised and fiscal year-end values for the Named Executive Officers under the Corporation's stock option plan. The plan does not permit the grant of stock appreciation rights ("SARs"). There have been no stock options granted in the current fiscal year to the Named Executive Officers.

     Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                                      Number of              Value of
                                                                     Securities            Unexercised
                                                                     Underlying            In-the-Money
                                                                     Unexercised           Options/SARs
                                    Shares                          Options/SARs        At Fiscal Year End
                                 Acquired on        Value        at Fiscal Year End      Exercisable(2)/
             Name                Exercise(1)     Realized(2)         Exercisable          Unexercisable
-----------------------------   -------------   -------------   --------------------   -------------------
Marvin E. Sternberg .........        --              $--                   --               $    --/--
Joseph S. Sternberg .........        --              $--                   --               $    --/--
Mark E. Sternberg ...........        --              $--                5,500               $17,031/--
William Woodhead ............        --              $--                   --               $    --/--

------------
(1) Upon exercise of an option, the optionee must pay the exercise price in cash.

(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at exercise, or fiscal year-end, respectively.


STOCK OPTION PLAN


     On October 30, 1992, the Board of Directors (the "Board") adopted a Key Employee Stock Option Plan (the "Plan"), which was approved by vote of the Corporation's shareholders at the December, 1992 meeting. The Plan initially limited grants of stock options (the "Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the Plan to permit grants of Options to non-employee directors.

     The purpose of the Plan is to further the long-term growth of the Corporation by offering incentive compensation in the form of Options relating to the long term performance goals of those employees and non-employee directors who are responsible for planning, directing and achieving such growth. The Plan is also intended to be a means of reinforcing the commonality of interest between the Corporation and employees and non-employee directors, and as an aid in attracting and retaining employees and non-employee directors of outstanding abilities and specialized skills. Unless sooner terminated by the Corporation's shareholders or the Board, the Plan shall remain in effect for a period of ten years from the original date of the Plan's adoption by the Board.

     The Plan is to be administered by the Corporation's Key Employee Stock Option Committee (the "Committee"). The members of the Committee are to be appointed by the Board to serve until their respective successors have been appointed and consists of two or more directors. Mr. Sternberg and Mr. Woodhead are currently members of the Committee. The Committee has sole discretion to select the employees, including an employee who is an officer or a director of the Corporation, to whom Options may be granted, to determine the amounts of such grants and to interpret, construe and implement the Plan. All non-employee directors will receive Options under the terms of the Plan, as amended.

     An aggregate of 220,000 shares of Common Stock of the Corporation are authorized for Options granted from time to time. Key employees, including an employee who is a director or an officer, who are selected from time to time by the Committee are eligible to receive Options under the Plan. Since the Plan provides for discretion in the selection of employees to whom grants will be made, the number of persons who participate cannot be determined. Options for no more than five percent of the shares of Common Stock subject to the Plan may be granted to any individual owning more than ten percent (10%) of the issued and outstanding Common Stock. The Plan, as amended, provides a grant to each non-employee director of an Option for One Thousand

(1,000) shares of Corporation stock at the market value on the date of the annual meeting for each director's meeting they attend. Options granted to non-employee directors expire five (5) years from the date of grant. Each Option granted to non-employee directors is vested and exercisable in full on the date of grant.

     If an optionee ceases to be employed by the Corporation, the employee's Option terminates immediately. If the optionee's cessation of employment is due to retirement with the Corporation's consent, the optionee may exercise the Option within three months after cessation of employment. If an optionee dies while employed by the Corporation, or within three months after having retired with the Company's consent, the executor or administrator, legatee or heir, if there be no executor or administrator shall have the right to exercise the Option to the extent the deceased optionee was entitled to exercise the Option.


     The purchase price for Common Stock under each Option is the fair market value of the Common Stock at the time the Option is granted, but in no event less than the par value of the Stock. The Option price must be paid in full at the time an Option is exercised in cash or in shares of Common Stock with a current fair market value equivalent to the Option price. Options granted under the Plan to employees are exercisable during a period of 10 years from the date of grant.

     No Option granted under the Plan to an employee is transferable except by will or pursuant to a qualified domestic relations order or the laws of descent and distribution. Options granted to non-employee directors are transferable to the spouse or children of the non-employee director and by will or by the laws of descent and distribution.

     The Plan provides for appropriate adjustments of the provisions of outstanding Options and the number of shares available for future awards in the event of any changes in the outstanding Common Stock by reason of a corporate merger, stock split or similar events. The Board may terminate, amend or modify the Plan at any time; provided, however, that no such action of the Board shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee.

     During the Corporation's fiscal year ending June 30, 1998, no Options were granted to the Corporation's officers.


PROPOSAL 1
                             ELECTION OF DIRECTORS

                          (Item 1 on the Proxy Card)

Nominees for Directors

     The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:

     For a Term to Expire in 1999:

      (1) Marvin E. Sternberg

      (2) William Woodhead

      (3) Irvin Paul

      (4) Marvin Cravetz

     If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.

                            ---------------------

     The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          (Item 2 on the Proxy Card)

     The firm of Arthur Andersen, LLP has been appointed by the Board of Directors to serve as the Corporation's independent certified public accountants for the fiscal year ending June 30, 1999. The Board of Directors is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

   The resolution being voted on is as follows:

        RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Arthur Andersen LLP as the Corporation's independent certified public accountants for the fiscal year ending June 30, 1999.

     The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Arthur Andersen, LLP as the Corporation's independent certified public accountants for the fiscal year ending June 30, 1999.

                                OTHER BUSINESS

     Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting the proxies will vote in accordance with their best judgment.


                        SHAREHOLDER PROPOSALS FOR 1999

     The Corporation's Annual Meeting of Shareholders will be held on or about December 8, 1999. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before July 25, 1999.


                            ADDITIONAL INFORMATION

     A copy of the Corporation's Annual Report for the fiscal year ended June 30, 1998, containing, among other things, financial statements was mailed with this Proxy Statement on or about November 16, 1998 to the shareholders of record as of the close of business on November 2, 1998. Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended June 30, 1998, including the financial statements and schedule thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, William Woodhead, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.

                                 By Order of the Board of Directors of MOYCO
                                 TECHNOLOGIES, INC.




                                 /s/ William Woodhead
                                 ----------------------------------------------
                                 William Woodhead
                                 Secretary

PROXY

                            MOYCO TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph S. Sternberg and Mark E. Sternberg, or either of them, with full power of substitution and revocation, proxies for the undersigned to attend and to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation to be held at the offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936 on December 9, 1998 at 1:00 P.M. (Eastern Standard Time) and at any adjournments thereof as follows:

1. ELECTION OF DIRECTORS
 / / FOR all nominees listed below         / / WITHHOLD AUTHORITY to vote for
     (except as marked to the                  all nominees listed below
     contrary below)


   Marvin E. Sternberg     William Woodhead     Irvin Paul     Marvin Cravetz


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW
             ------------------------------------------------------------------

                    (Please date and sign on reverse side)

2. CONFIRMATION OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Arthur Andersen LLP, as the independent public accountants for Moyco Technologies, Inc.
               / / FOR           / / AGAINST           / / ABSTAIN


3. TRANSACTION OF OTHER BUSINESS
               / / FOR           / / AGAINST           / / ABSTAIN


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposals 1, 2 and 3 above and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.

     Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign partnership name by an authorized person.


                                          Dated---------------------------, 1998


-------------------------------------     -------------------------------------
            Print Name                                  Signature

-------------------------------------     -------------------------------------
            Print Name                                  Signature


          PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY CARD
               USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE